Digital Assets	12 Months Ended
Dec. 31, 2025
Digital Assets [Abstract]
DIGITAL ASSETS

NOTE 6 – DIGITAL ASSETS

As of December 31, 2025, the Company held RAIN digital assets and the RAIN Option, which are measured at fair value on a recurring basis in accordance with ASC 350-60 and ASC 820.

The following table presents a reconciliation of the Company’s RAIN digital asset holdings:

	December 31,
(in thousands)	2025	2024

Balance at beginning of period	$-	$-
USDT received in connection with share issuances	202,500	-
Sales of USDT	(202,500)	-
Purchase of RAIN digital assets	222,000	-
Unrealized gains upon purchase of RAIN digital assets recognized in earnings	54,195
Partial exercise of RAIN Option	20,462
Commissions to custodian and to asset manager	-	-
Unrealized gains recognized in earnings	310,124	-
Balance at end of period (fair value)	$606,781	$-

	December 31,
(in thousands)	2025	2024
RAIN digital assets – current - 3,030,303,030 tokens	$24,273	$-
RAIN digital assets – noncurrent – 72,759,150,001 tokens	582,508	-
Total RAIN digital assets – 75,789,453,031 tokens	$606,781	$-

As of the December 31, 2025, the Company’s RAIN holdings were not subject to contractual sale restrictions, lock-up provisions, or other transfer limitations.

The following table presents the components of net gains recognized in earnings related to RAIN digital assets:

	Year ended December 31,
(in thousands)	2025	2024	2023

Unrealized gains recognized in earnings	364,319	-	-
Commissions to custodian and to asset manager	(1,128)	-	-
Realized gains (losses) recognized in earnings	-	-	-
	$363,191	$-	$-

From the commencement of the RAIN’s public trading on its primary exchange (BingX) on September 29, 2025 through December 31, 2025, the quoted market price of RAIN on such exchange ranged from approximately $0.0030 to $0.0082 per token. The foregoing period included price volatility and increased trading activity following the Company’s RAIN-related capital transaction in November 2025.